UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2013

SOURCEFIRE, INC.

(Exact name of registrant as specified in its charter)

1-33350	Delaware	52-2289365
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9970 Patuxent Woods Drive

Columbia, Maryland 21046

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 290-1616

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 22, 2013, Sourcefire, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cisco Systems, Inc., a California corporation (“Parent”), and Shasta Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”).

Merger Agreement

Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and the Company will become an indirect wholly-owned subsidiary of Parent at the effective time of the Merger (the “Effective Time”). At the Effective Time, each share of the common stock of the Company, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Parent, Merger Sub or any Company stockholders who perfect their statutory rights of appraisal under Delaware law) will be converted into the right to receive $76.00 in cash (the “Merger Consideration”).

The boards of directors of each of the Company and Parent have approved the Merger Agreement and the Merger.

The Merger Agreement includes customary representations, warranties and covenants by the parties. The Company has agreed, among other things, to operate its business in the usual, regular and ordinary course until the Merger is consummated. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of the fiduciary duties of the Company’s board of directors. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the Merger to be consummated.

Consummation of the Merger is subject to various customary closing conditions, including, (i) the receipt of the Company Stockholder Approval (as defined in the Merger Agreement), (ii) the absence of any Order (as defined in the Merger Agreement) by any Governmental Entity (as defined in the Merger Agreement), any legal or regulatory restraint, or any Applicable Legal Requirement (as defined in the Merger Agreement) that prevents, prohibits, makes illegal or enjoins the consummation of the Merger, (iii) the accuracy of the representations and warranties made by the parties, (iv) the performance by the parties in all material respects of their covenants and other agreements under the Merger Agreement and (v) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. Consummation of the Merger is not subject to any financing contingencies.

The Merger Agreement contains certain termination rights and provides that the Company will be required to pay Parent a termination fee of $60,000,000, in the event the Merger Agreement is terminated upon any the following events: (i) Parent terminates the Merger Agreement upon a Triggering Event (as defined in the Merger Agreement), (ii) the Company or Parent terminates the Merger Agreement after the Company’s stockholders fail to adopt the Merger Agreement following the occurrence of a Triggering Event, (iii) the Company terminates the Merger Agreement upon a change of recommendation by the Company’s Board of Directors in connection with a superior proposal or (iv) the Company or Parent terminates the Merger Agreement if the closing has not occurred by the end date provided in the Merger Agreement or the Company or Parent terminates the Merger Agreement after the Company’s stockholders fail to adopt the Merger Agreement, and (A) prior to such termination, either an Acquisition Proposal (as defined in the Merger Agreement) was publicly disclosed (or in the case of a termination due to the end date, an Acquisition Proposal otherwise exists) and (B) within 12 months following the termination of the Merger Agreement, such acquisition is consummated or the Company enters into a contract providing for such acquisition that is subsequently consummated.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. The Merger Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in the representations and warranties in the Merger Agreement are qualified by information contained in the confidential disclosure letter that the Company delivered to Parent in connection with signing the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Voting Agreements

Under Voting Agreements dated July 22, 2013, certain directors of the Company who are beneficial owners of approximately 1.9% of the Company’s outstanding shares of common stock have agreed to vote their Company shares in favor of adoption of the Merger Agreement and against any proposal made in opposition to or in competition with the Merger.

Amendment No. 1 to Rights Agreement

On July 22, 2013, the Company entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of October 30, 2008 (the “Rights Agreement”), by and between the Company and the Continental Stock Transfer & Trust Co., as Rights Agent, in order to make the Rights Agreement inapplicable to the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement, and to cause the Rights Agreement to terminate immediately prior to the effective time of the Merger.

The foregoing descriptions of the Merger Agreement, the Voting Agreements and the Rights Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed, respectively, as Exhibits 1.01, 1.02 and 1.03 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information and Where You Can Find It:

In connection with the proposed acquisition by Parent of the Company pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Parent, and a wholly-owned subsidiary of Parent, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the proxy statement (including all amendments and supplements) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from the Company’s Investor Relations web site (http://investor.sourcefire.com/) or by directing a request to the Company at: Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046.

The Company and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the acquisition. Information about the Company’s executive officers and directors is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

Forward Looking Statements:

This written communication contains forward-looking statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of our customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that Parent and the Company file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 3.03 Material Modification to Rights of Security Holders

The information included under Item 1.01 Entry into a Material Definitive Agreement – Amendment No. 1 to Rights Agreement is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with execution of the Merger Agreement, Martin Roesch agreed to waive his rights to severance and other benefits (including acceleration of vesting), including under the Executive Change in Control Severance Plan and the Executive Retention Plan. Mr. Roesch has also agreed that any future rights to severance and other benefits (including acceleration of vesting) following the consummation of the Merger are to be determined solely under his new employment arrangement with Parent. In addition, we entered into an equity agreement with Mr. Roesch pursuant to which he agreed to the imposition of new vesting restrictions on such number of his vested Company options and such number of his vested Company shares held immediately prior to the consummation of the Merger, such that 20% of the aggregate number of his Company shares, the aggregate number of his Company shares underlying Company options and the aggregate number of his Company shares underlying Company restricted stock units, outstanding as of the date of the equity agreement, will be unvested. The newly vested awards will vest in equal installments over 24 months, subject to acceleration or termination on events specified in the equity agreement.

The foregoing waiver of severance, other benefits (including acceleration of vesting) and revesting obligations will become effective only upon the consummation of the Merger.

Item 7.01 Regulation FD Disclosure

The Company and Parent issued a joint press release on July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the transcript of the Company employee meeting, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

A copy of the Non-Employee FAQs, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

A copy of the e-mail to Company employees from Martin Roesch, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

A copy of the e-mail to Company employees from John Becker, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

A copy of an announcement posted on the Company’s blog, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

A copy of an announcement posted on the Company’s Snort.org blog, dated July 23, 2013, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

A copy of the investor presentation, dated July 23, 2013, regarding the matters described in Item 1.01 of this current Report on Form 8-K is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7 and Exhibit 99.8 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.01	Agreement and Plan of Merger, dated as of July 22, 2013, by and among Sourcefire, Inc., Cisco Systems, Inc. and Shasta Acquisition Corp.*

1.02	Form of Voting Agreement, dated as of July 22, 2013

1.03	Amendment No. 1 to Rights Agreement, dated as of July 22, 2013, by and between Sourcefire, Inc. and Continental Stock Transfer & Trust Co., as Rights Agent

99.1	Joint Press Release issued by Sourcefire, Inc. and Cisco Systems, Inc., dated July 23, 2013

99.2	Non-Employee FAQs, dated July 23, 2013

99.3	Employee FAQs, dated July 23, 2013

99.4	E-mail from Martin Roesch to Sourcefire, Inc. Employees, dated July 23, 2013

99.5	E-mail from John Becker to Sourcefire, Inc. Employees, dated July 23, 2013

99.6	Announcement Posted on Sourcefire, Inc.’s Blog, dated July 23, 2013

99.7	Announcement Posted on Sourcefire, Inc.’s Snort.org Blog, dated July 23, 2013

99.8	Investor Presentation, dated July 23, 2013

*	Certain of the schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Sourcefire, Inc. hereby undertakes to furnish supplementally to the SEC copies of any omitted schedules and exhibits upon request therefor by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sourcefire, Inc.

July 23, 2013	By:	/s/ Douglas W. McNitt
	Name:	Douglas W. McNitt

	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.01	Agreement and Plan of Merger, dated as of July 23, 2013, by and among Sourcefire, Inc., Cisco Systems, Inc. and Shasta Acquisition Corp.*

1.02	Form of Voting Agreement, dated as of July 23, 2013

1.03	Amendment No. 1 to Rights Agreement, dated as of July 23, 2013, by and between Sourcefire, Inc. and Continental Stock Transfer & Trust Co., as Rights Agent

99.1	Joint Press Release issued by Sourcefire, Inc. and Cisco Systems, Inc., dated July 23, 2013

99.2	Non-Employee FAQs, dated July 23, 2013

99.3	Employee FAQs, dated July 23, 2013

99.4	E-mail from Martin Roesch to Sourcefire, Inc. Employees, dated July 23, 2013

99.5	E-mail from John Becker to Sourcefire, Inc. Employees, dated July 23, 2013

99.6	Announcement Posted on Sourcefire, Inc.’s Blog, dated July 23, 2013

99.7	Announcement Posted on Sourcefire, Inc.’s Snort.org Blog, dated July 23, 2013

99.8	Investor Presentation, dated July 23, 2013

*	Certain of the appendices and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Sourcefire, Inc. hereby undertakes to furnish supplementally to the SEC copies of any omitted appendices and exhibits upon request therefore by the SEC.